Exhibit 99.1

Dolby Laboratories Reports Fiscal 2012 Fourth Quarter and Year-End Financial Results

Key technologies enhancing mobile and connected entertainment position Dolby for long-term growth

SAN FRANCISCO--(BUSINESS WIRE)--November 8, 2012--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company’s financial results for the fourth quarter and fiscal year ended September 28, 2012. For the fourth quarter, Dolby reported total revenue of $224.8 million, compared to $243.8 million for the fourth quarter of fiscal 2011.

Fourth quarter GAAP net income was $51.5 million, or $0.49 per diluted share, compared to $79.1 million, or $0.71 per diluted share, for the fourth quarter of fiscal 2011. On a non-GAAP basis, fourth quarter net income was $63.8 million, or $0.61 per diluted share, compared to $89.9 million, or $0.81 per diluted share, for the fourth quarter of fiscal 2011.

Fiscal year GAAP net income was $264.3 million, or $2.46 per diluted share, compared to $309.3 million, or $2.75 per diluted share, for fiscal 2011. On a non-GAAP basis, fiscal year net income was $306.9 million, or $2.85 per diluted share, compared to $339.9 million, or $3.02 per diluted share, for fiscal 2011. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

“Fourth quarter revenue came in higher than expected, primarily due to strength in mobile devices,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “We continue to see increasing adoption of our technologies in smartphones and tablets, and during the quarter, Amazon incorporated Dolby as a key feature in its latest family of Kindle Fire HD products.”

Financial Outlook

Fiscal Year 2013

For fiscal 2013, Dolby is anticipating total revenue to range from $900 million to $950 million.

For fiscal 2013, Dolby estimates that operating expenses will be approximately $550 million on a GAAP basis, and $490 million on a non-GAAP basis. Dolby's non-GAAP expenses exclude amounts related to stock-based compensation, the amortization of intangibles from business combinations, and restructuring charges. Non-GAAP results would also include the related tax impact of these items. Although stock-based compensation expense may vary based on factors such as stock price or volatility, the amount for fiscal 2013 is anticipated to be approximately $55 million. Operating expenses related to the amortization of acquired intangibles are expected to be approximately $5 million for the fiscal year. The Company does not currently anticipate any restructuring charges in fiscal 2013.

Q1 2013

For fiscal Q1 2013, Dolby is anticipating total revenue to range from $215 million to $225 million. For fiscal Q1 2013, gross margin is estimated to be approximately 90 percent on a GAAP basis and 91 percent on a non-GAAP basis.

For fiscal Q1 2013, Dolby is estimating that operating expenses will be approximately $135 million on a GAAP basis, and approximately $120 million on a non-GAAP basis. Included in the estimated GAAP basis operating expenses for fiscal Q1 2013 are approximately $14 million of stock-based compensation expense and $1 million of charges related to the amortization of acquired intangibles.

The Company’s effective tax rate is estimated to be approximately 28 percent for fiscal Q1 2013.

Diluted Earnings per Share

Dolby expects diluted earnings per share for fiscal Q1 2013 to be between $0.42 and $0.48 on a GAAP basis and between $0.54 and $0.60 on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q4 and year-end fiscal 2012 financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, November 8, 2012.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-504-7953. International callers can access the conference call at 1-719-457-2647.

A replay of the call will be available from 5:00 p.m. PT on Thursday, November 8, 2012, until 9:00 p.m. PT on November 15, 2012, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 4043524. An archived version of the teleconference will also be available on the Dolby Laboratories website, www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, net income, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its Securities and Exchange Commission filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby’s investor relations website at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby’s expectations regarding revenue, gross margin, operating expense, tax rate, stock-based compensation, amortization of intangibles, restructuring charges, and diluted earnings per share for fiscal 2013, and its statements regarding its long-term growth initiatives, the increasing adoption of Dolby® technologies on smartphones and tablets, as well as anticipated benefits of its technologies are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 devices and the rate of consumer adoption of Windows operating systems; risks that shifts from disc-based media to online media content could result in fewer devices with Dolby technologies; risks associated with the effects of macroeconomic conditions; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D, and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound in environments from the cinema to the living room to mobile devices, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. All other trademarks remain the property of their respective owners. S12/26253 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 28,	September 30,	September 28,	September 30,
	2012	2011	2012	2011
Revenue:
Licensing	$191,154	$205,747	$794,563	$790,340
Products	27,628	30,842	103,388	131,611
Services	5,973	7,179	28,313	33,554
Total revenue	224,755	243,768	926,264	955,505

Cost of revenue:
Cost of licensing	3,401	3,793	12,924	17,620
Cost of products	20,273	18,779	66,325	81,328
Cost of services	3,320	3,070	12,778	12,223
Total cost of revenue	26,994	25,642	92,027	111,171
Gross margin	197,761	218,126	834,237	844,334
Operating expenses:
Research and development	37,958	33,108	140,143	123,920
Sales and marketing	48,707	37,154	181,736	149,642
General and administrative	39,570	33,039	149,175	137,633
Restructuring charges, net	(2)	2,669	1,191	3,406
Total operating expenses	126,233	105,970	472,245	414,601
Operating income	71,528	112,156	361,992	429,733
Other income, net	1,423	4,476	6,999	10,910
Income before income taxes	72,951	116,632	368,991	440,643
Provision for income taxes	(20,906)	(37,344)	(103,857)	(130,061)
Net income including controlling interest	52,045	79,288	265,134	310,582
Less: net (income) / loss attributable to controlling interest	(551)	(217)	(832)	(1,315)
Net income attributable to Dolby Laboratories, Inc.	$51,494	$79,071	$264,302	$309,267

Basic earnings per share	$0.49	$0.72	$2.47	$2.78
Diluted earnings per share	$0.49	$0.71	$2.46	$2.75

Weighted-average shares outstanding (basic)	104,079	110,063	106,926	111,444
Weighted-average shares outstanding (diluted)	104,915	110,662	107,541	112,554

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 28,	September 30,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$492,600	$551,512
Short-term investments	302,693	391,281
Accounts receivable, net	43,495	61,815
Inventories	16,700	26,244
Deferred taxes	80,966	90,869
Prepaid expenses and other current assets	33,832	36,877
Total current assets	970,286	1,158,598
Long-term investments	361,614	272,797
Property, plant and equipment, net	254,676	117,107
Intangible assets, net	56,526	51,573
Goodwill	281,375	263,260
Deferred taxes	22,634	14,779
Other non-current assets	13,687	6,273
Total assets	$1,960,798	$1,884,387

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$130,923	$127,922
Income taxes payable	2,424	4,762
Deferred revenue	23,493	26,701
Total current liabilities	156,840	159,385
Long-term deferred revenue	18,192	15,526
Deferred taxes	2,696	671
Other non-current liabilities	39,837	23,455
Total liabilities	217,565	199,037
Stockholders' equity:
Class A common stock	46	52
Class B common stock	57	58
Additional paid-in capital	—	210,681
Retained earnings	1,709,479	1,445,189
Accumulated other comprehensive income	10,687	7,533
Total stockholders' equity - Dolby Laboratories, Inc.	1,720,269	1,663,513
Controlling interest	22,964	21,837
Total stockholders' equity	1,743,233	1,685,350
Total liabilities and stockholders' equity	$1,960,798	$1,884,387

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Fiscal Quarter Ended		Fiscal Year Ended
	September 28,	September 30,	September 28,	September 30,
	2012	2011	2012	2011
Operating activities:
Net income including controlling interest	$52,045	$79,288	$265,134	$310,582
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,687	10,019	43,876	43,994
Stock-based compensation expense	13,338	10,749	47,581	43,665
Amortization of premium on investments	3,860	4,713	17,140	17,088
Excess tax benefit from exercise of stock options	89	6,050	(852)	(6,593)
Provision for doubtful accounts	(828)	(56)	(379)	772
Deferred taxes	8,283	5,211	1,208	6,784
Loss on impairment of long-lived assets	95	226	275	226
Payment on litigation settlement	—	—	—	(3,000)
Other non-cash items affecting net income	237	357	95	532
Changes in operating assets and liabilities:
Accounts receivable	3,472	(22,579)	18,831	(8,514)
Inventories	(2,224)	(2,822)	3,051	2,105
Prepaid expenses and other assets	(4,690)	(3,587)	(4,108)	(10,305)
Accounts payable and other liabilities	(5,074)	10,837	(6,641)	(16,952)
Income taxes, net	(2,991)	(5,678)	3,866	708
Deferred revenue	(277)	14,400	(498)	19,800
Other non-current liabilities	(1,223)	2,401	1,218	2,796
Net cash provided by operating activities	76,799	109,529	389,797	403,688
Investing activities:
Purchases of available-for-sale securities	(179,317)	(164,443)	(611,211)	(619,238)
Proceeds from sales of available-for-sale securities	96,622	56,558	358,142	225,977
Proceeds from maturities of available-for-sale securities	33,620	27,504	236,535	203,704
Purchases of property, plant and equipment	(117,124)	(17,028)	(167,349)	(47,362)
Purchases of intangible assets	—	—	(350)	—
Acquisitions, net of cash acquired	(11,946)	—	(12,521)	(3,350)
Proceeds from sale of property, plant and equipment and assets held for sale	1,087	490	2,075	3,567
Net cash used in investing activities	(177,058)	(96,919)	(194,679)	(236,702)
Financing activities:
Payments on debt	(518)	—	(518)	—
Proceeds from issuance of common stock	1,061	685	17,386	27,918
Repurchase of common stock	(78,244)	(49,910)	(268,203)	(192,410)
Excess tax benefit from the exercise of stock options	(89)	(6,050)	852	6,593
Shares repurchased for tax withholdings on vesting of restricted stock	(326)	(286)	(3,835)	(4,599)
Net cash used in financing activities	(78,116)	(55,561)	(254,318)	(162,498)
Effect of foreign exchange rate changes on cash and cash equivalents	567	(141)	288	1,163
Net increase / (decrease) in cash and cash equivalents	(177,808)	(43,092)	(58,912)	5,651
Cash and cash equivalents at beginning of period	670,408	594,604	551,512	545,861
Cash and cash equivalents at end of period	$492,600	$551,512	$492,600	$551,512
Supplemental disclosure:
Cash paid for income taxes	$15,312	$37,842	$98,497	$122,531
Cash paid for interest	$125	$133	$133	$375

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s fourth quarter of fiscal years 2011 and 2012 and fiscal year 2011 and 2012 year-to-date GAAP financial measures reconciled to Non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended		Fiscal Year Ended
	September 28,	September 30,	September 28,	September 30,
	2012	2011	2012	2011
GAAP net income	$51.5	$79.1	$264.3	$309.3
Stock-based compensation	13.3	10.7	47.6	43.7
Amortization of acquired intangibles	3.1	2.7	10.8	15.2
Restructuring charges, net	—	2.7	1.2	3.4
Income tax adjustments	(4.1)	(5.3)	(17.0)	(31.7)
Non-GAAP net income	$63.8	$89.9	$306.9	$339.9

Diluted earnings per share:	Fiscal Quarter Ended		Fiscal Year Ended
	September 28,	September 30,	September 28,	September 30,
	2012	2011	2012	2011
GAAP diluted earnings per share	$0.49	$0.71	$2.46	$2.75
Stock-based compensation	0.13	0.10	0.44	0.39
Amortization of acquired intangibles	0.03	0.02	0.10	0.13
Restructuring charges, net	—	0.03	0.01	0.03
Income tax adjustments	(0.04)	(0.05)	(0.16)	(0.28)
Non-GAAP diluted earnings per share	$0.61	$0.81	$2.85	$3.02

Shares used in computing diluted earnings per share (in millions)	105	111	108	113

The following tables show the Company’s first quarter and fiscal year 2013 GAAP financial targets reconciled to Non-GAAP financial targets included in this release (numbers are approximate):

Gross margin:
	Q1 2013
GAAP gross margin	90%
Stock-based compensation	—%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	91%

Operating expenses:	Q1 2013	Fiscal Year 2013
GAAP operating expenses	$135	$550
Stock-based compensation	(14)	(55)
Amortization of acquired intangibles	(1)	(5)
Non-GAAP operating expenses	$120	$490

Diluted earnings per share:	Q1 2013
	Low	High
GAAP diluted earnings per share	$0.42	$0.48
Stock-based compensation	0.13	0.13
Amortization of acquired intangibles	0.03	0.03
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted earnings per share	$0.54	$0.60

Shares used in computing diluted earnings per share	104	104

CONTACT:
Dolby Laboratories
Alex Hughes, 415-645-4572 (Investors)
investor@dolby.com
Sean Durkin, 415-645-5176 (Media)
news@dolby.com